UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55413
614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, Bio-Techne Corporation (the “Company”) temporarily expanded the size of the Board of Directors from ten to eleven members and appointed Dr. Judith Klimovsky to the company's Board of Directors as an independent director.

Judith Klimovsky, M.D., is currently the Executive Vice President and Chief Development Officer at Genmab A/S, a Denmark-based biotechnology company. Before joining Genmab A/S, Dr. Klimovsky held various senior global clinical and research positions at Novartis Oncology, a division of Novartis AG, and Bristol-Meyers Squibb Company. Dr. Klimovsky holds an MD from the Universidad de Buenos Aires.

There are no arrangements or understandings between Dr. Klimovsky and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Dr. Klimovsky that Bio-Techne would be required to report pursuant to Item 404(a) of Regulation S-K.

Dr. Klimovsky will be entitled to receive compensation for her Board service in accordance with the company's standard compensation arrangements for non-employee directors, which are described under the caption “Director Compensation” in the company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2023, pro-rated for a partial year of service in accordance with company policy.

Dr. Klimovsky will serve on the Science & Technology Committee of the Board of Directors.

The Board of Directors also approved a one-year waiver of the mandatory retirement policy for Dr. Roeland Nusse pursuant to the terms of such policy.

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on April 30, 2024, announcing Dr. Klimovsky’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 30, 2024, announcing appointment of Dr. Klimovsky as director

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: April 30, 2024	By:	/s/ Shane V. Bohnen
Shane V. Bohnen
Senior Vice President, General Counsel and Corporate Secretary